UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2019

ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMP	NASDAQ Capital Market

Explanatory Note

This current report on Form 8-K/A is being filed as an amendment to the current report on Form 8-K filed by Adamis Pharmaceuticals Corporation (the “Company”) with the Securities and Exchange Commission on July 26, 2019 (the “Original Form 8-K”). Under Item 5.07, the Original Form 8-K reported the final voting results of the Company’s Annual Meeting of Stockholders held on July 24, 2019 (the “Annual Meeting”). This amendment amends Item 5.07 and discloses the Company’s decision regarding how frequently it will conduct future stockholder advisory votes to approve the compensation of the Company’s named executive officers. No other changes have been made to the other items in the Original Form 8-K.

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Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on July 24, 2019, at the Company’s headquarters at 11682 El Camino Real, Suite 300, San Diego, California 92130 at 1:00 pm. local time. The following proposals were submitted to and voted on by the stockholders at the meeting:

1.       Election of the five nominees to the board of directors:

	Votes For	Votes Withheld	Broker Non-Votes
Dennis J. Carlo, Ph.D.	3,718,148	7,357,309	27,853,642
William C. Denby, III	4,363,998	6,711,459	27,853,642
David J. Marguglio	4,283,605	6,791,852	27,853,642
Robert B. Rothermel	4,307,781	6,767,676	27,853,642
Richard C. Williams	4,280,021	6,795,436	27,853,642

2.       The Company’s stockholders did not approve the 2019 Equity Incentive Plan:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
4,944,943	4,025,229	2,105,285	27,853,642

3.       The Company’s stockholders did not approve, on a nonbinding advisory basis, of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
3,008,124	5,845,051	2,222,282	27,853,642

4.       Approval to vote, on an advisory basis, on the frequency of holding an advisory vote on executive compensation:

Frequency	Votes For	Votes Withheld	Votes Abstaining	Broker Non-Votes
One Year	7,390,724		2,644,532	27,853,642
Two Years	263,375			27,853,642
Three Years	776,826			27,853,642

5.       The Company’s stockholders ratified the selection of Mayer Hoffman McCann PC as independent registered public accounting firm for the year ending December 31, 2019:

Votes For	Votes Against	Votes Abstaining
32,193,503	3,239,304	3,496,292

As previously reported in the Original Form 8-K, the Company’s stockholders conducted a non-binding advisory vote regarding the frequency of stockholder approval of the compensation of named executive officers. Among the options presented to stockholders (every year, every 2 years or every 3 years), the greatest number of votes were cast in favor of holding an advisory vote regarding the compensation of named executive officers every year, which was also the frequency recommended to the stockholders by the Company’s Board of Directors. After considering the results of the stockholder advisory vote, the Company has determined that the frequency for which the Company should include an advisory vote regarding the compensation of its named executive officers in its future proxy statements for stockholder consideration will be every year, until the next required vote on the frequency of such an advisory vote.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: July 29, 2019	By:	/s/ Robert O. Hopkins
Name: Robert O. Hopkins
Title: Chief Financial Officer

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